SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  May 11, 2000
                (Date of Report, date of earliest event reported)



                            COMPX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



   Delaware                         1-13905                      57-0981653
 (State or other                  (Commission                  (IRS Employer
jurisdiction of                   File Number)                 Identification
 incorporation)                                                      No.)



            16825 Northchase Drive, Suite 1200, Houston, Texas 77060
               (Address of principal executive offices) (Zip Code)



                                 (281) 423-3377
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)





Item 5:        Other Events

         On May 11, 2000, the registrant, CompX International Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibit

         Item No.         Exhibit Index

         ----------       ------------------------------------------
         99.1             Press release dated May 11, 2000 issued by CompX
                          International Inc.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMPX INTERNATIONAL INC.
                                               (Registrant)




                                                By:  /s/ Andrew Louis
                                                     --------------------------
                                                     Andrew Louis,
                                                     Secretary


Date: May 11, 2000